EXHIBIT 10.9
SECOND AMENDMENT TO AMENDED AND RESTATED PROPERTY MANAGEMENT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED PROPERTY MANAGEMENT AGREEMENT (this “Amendment”), is entered into as of November 4, 2020, by and among AMERICAN FINANCE TRUST, INC., a Maryland corporation (the “Company”) and AMERICAN FINANCE PROPERTIES, LLC, a Delaware limited liability company (the “Property Manager”), and each Delaware limited liability company that is a signatory to this Amendment (each, an “Owner Subsidiary”).

WHEREAS the Company, the Property Manager and the Owner Subsidiaries are party to the Amended and Restated Property Management Agreement dated as of September 6, 2016 (as amended by the first amendment thereto, dated as of December 8, 2017, and as further amended, modified or supplemented from time to time, the “Property Management Agreement”); and

WHEREAS, in light of the significant investment to be made by the Property Manager in property management infrastructure for the benefit of the Company and the Owner Subsidiaries, the parties wish to amend the Property Management Agreement as provided herein.

NOW, THEREFORE, in consideration of the promise and mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree to amend the Property Management Agreement as herein stated.

1.Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Property Management Agreement.

2.Amendments.

a.Section 6.1 of the Property Management Agreement is hereby deleted in its entirety and replaced as follows:

“6.1    Term. The initial term of this Property Management Agreement shall commence on the Effective Date (the “Commencement Date”), shall continue in full force and effect through, and shall automatically terminate on, the later of (i) five years from the date of this Amendment and (ii) the Termination Date. The term of this Property Management Agreement may be extended for such additional periods of time as the parties agree to in writing.”

b.Section 6.3 of the Property Management Agreement is hereby deleted in its entirety.

c.Section 8.6 of the Property Management Agreement is hereby deleted in its entirety and replaced as follows:

“Notices. Except as provided in Section 5.2(c) as to emergencies, all notices and communications required or permitted hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, addressed as follows:

If mailed or personally delivered to an Owner and/or the Company:

American Finance Trust, Inc.
650 Park Avenue, 30th Floor
New York, New York 10019
Telephone: (212) 415-6500
Facsimile: (212) 421-5799
Attention: Edward M. Weil, Jr., Chief Executive Offer
    Michael R. Anderson, Esq.

With a copy mailed to:

Proskauer Rose LLP
70 West Madison Street, Suite 3800
Chicago, IL 60602
Attention: Mr. Michael Choate, Esq.

If mailed or personally delivered to the Property Manager:

American Finance Properties, LLC
650 Park Avenue, 30th Floor
New York, New York 10019
Telephone: (212) 415-6500
Facsimile: (212) 421-5799
Attention: Edward M. Weil, Jr.,
    Michael R. Anderson, Esq.

With a copy mailed to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Mr. Jeffrey D. Marell, Esq.

or to such address as either party may from time to time specify by written notice to the other. Notices shall be deemed to be received and, therefore, effective on the earlier of the date of delivery or, the third (3rd) day after the date the notice is mailed.”

3.Reaffirmation. Each party hereby affirms and reaffirms the Property Management Agreement.

4.Miscellaneous.

a.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

b.Integration. This Amendment and the documents referred to, comprising or relating to this Amendment constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

c.Amendment and Waiver. No amendment of this Amendment, and no waiver, discharge or termination of any one or more of the provisions hereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

d.Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
COMPANY:
AMERICAN FINANCE TRUST, INC. a Maryland corporation
By:    /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

PROPERTY MANAGER:

AMERICAN FINANCE PROPERTIES, LLC,
                        a Delaware limited liability company

By:    /s/ James A. Tanaka
Name: James A. Tanaka
Title: Authorized Signatory

[Signature Page to Second Amendment to Property Management Agreement]

OWNER SUBSIDIARIES:

ARC SWHOUTX001, LLC
ARC NWNCHSC001, LLC
ARC NCCHRNC001, LLC
ARC SWWMGPA001, LLC
ARC SRTULOK001, LLC
ARC CLORLFL001, LLC
ARC TMMONPA001, LLC
ARC WEMPSMN001, LLC
ARC TCMESTX001, LLC
ARC BHTVCMI001, LLC
ARC PRLAWKS001, LLC
ARC QSOKCOK001, LLC
ARC TSKCYMO001, LLC
ARC LCROWTX001, LLC
ARC SWWCHOH001, LLC
ARC PSFKFKY001, LLC
ARC PTSCHIL001, LLC
ARC SSSDLLA001, LLC
ARC CTCHRNC001, LLC
ARC CPOKCOK001, LLC
ARC SMWMBFL001, LLC
ARC CPFAYNC001, LLC
ARC SPSANTX001, LLC
ARC JCLOUKY001, LLC
ARC NPHUBOH001, LLC
ARC ASANDSC001, LLC
ARC NLLKLFL001, LLC
ARC RBASHNC001, LLC
ARC MCLVSNV001, LLC
ARC BBLVSNV001, LLC
ARC RGCHRNC001, LLC
ARC PCBIRAL001, LLC
ARC SSSEBFL001, LLC,
each, a Delaware limited liability company

By:    /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory
[Signature Page to Second Amendment to Property Management Agreement]